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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _________________


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 14, 2002



                                _________________


                         WHEREHOUSE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      000-22289               95-4608339
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)

                           19701 Hamilton Avenue                90502-1311
                                Torrance, CA                    (Zip Code)
                 (Address of principal executive offices)


                                 (310) 965-8300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

                                _________________

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On January 21, 2003 Wherehouse Entertainment, Inc. (the "Registrant") and six of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case No. 03-10224-PJW). The Debtors will continue to operate their business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and pursuant to Sections 1107 and 1108 of the Bankruptcy Code, and subject to the requirements of the Bankruptcy Code, which include court approval of matters outside the ordinary course of business. On January 21, 2003, the Registrant issued a press release relating to the foregoing. A copy of the press release is attached hereto and is incorporated herein by reference.


ITEM 5.  OTHER EVENTS.

         On July 30, 2002, Antonio C. Alvarez, II, pursuant to the Management Services Agreement between Mr. Alvarez and the Registrant, provided the Registrant with advance notice that he would resign as Non-Executive Chairman of the Registrant's Board of Directors (the "Board") effective October 14, 2002, such resignation to coincide with the expiration of the Management Services Agreement. Mr. Alvarez would continue to serve as a Director on the Board. This event was previously reported in the Supplement to the Registrant's Proxy Statement, filed with the Commission August 26, 2002 and incorporated herein by reference.

         In October 2002, Mr. Alvarez tendered his resignation as a Director of the Board effective immediately. Mr. Alvarez stated that his reason for resigning his position as a Director was not due to any dispute or disagreement with the Registrant or the Board on any matter. On December 12, 2002, at the first meeting of the Board following Mr. Alvarez' resignation as a Director, the Board accepted his resignation and elected Mark A. Velarde as a Director to fill the vacancy created by Mr. Alvarez' resignation as a Director. The Board also elected Chief Executive Officer Jerry M. Comstock, Jr. as Chairman of the Board to fill the vacancy previously created by Mr. Alvarez's resignation as Non-Executive Chairman of the Board.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit.

         The following exhibit is filed as a part of this report:

Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by the Registrant on January 21, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WHEREHOUSE ENTERTAINMENT, INC.



                                       By: /s/ Charles M. Fuertsch
                                           ----------------------------------
                                           Charles M. Fuertsch
Date:    February 5, 2003                  Vice President, Treasurer, General
                                           Counsel and Assistant Secretary

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                                INDEX OF EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1              Press Release issued by the Registrant on January 21, 2003.